November 7, 2022 Q3 2022 Financial Results Conference Call Slides

The image part with relationship ID rId17 was not found in the file. Safe Harbor Statement 1 Forward-Looking Statements This presentation includes forward-looking statements within the meaning of the federal securities laws. Forward-looking statements generally relate to future events or our future financial or operating performance. Forward-looking statements in this presentation include, but are not limited to, the following: our operational focus in 2022, our growth expectations for 2023, our expectations regarding cost savings, and our 2022 annual guidance for total revenue, GAAP net loss, adjusted EBITDA, and total cash outflow. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include those set forth in our filings with the Securities and Exchange Commission, including the latest Form 10-Q and 10-K. The forward-looking statements in this presentation are based on information available to us as of today, and we disclaim any obligation to update any forward-looking statements, except as required by law. Non-GAAP Information This presentation includes both GAAP and non-GAAP financial measures. The presentation of non-GAAP financial information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP. A reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable GAAP financial measures is available in the Appendix to this presentation. Management uses both GAAP and non-GAAP information in evaluating and operating its business internally and as such has determined that it is important to provide this information to investors.

The image part with relationship ID rId17 was not found in the file. Q3 2022 Financial Highlights 2 Estimated commission generating Medicare Advantage membership of 582K grew 4% year-over-year Total revenue was $53.4MM, down 16% year-over-year; Medicare revenue of $45.1MM was down 3% year-over-year (1) Adjusted EBITDA is calculated by excluding the paid-in-kind dividends and change in preferred stock redemption value (together “impacts from preferred stock”), income tax expense (benefit), depreciation and amortization, stock- based compensation expense, impairment charges, restructuring charges, amortization of intangible assets, other income (expenses), net, and other non-recurring charges from GAAP net income (loss) attributable to common stockholders. Other non-recurring charges to GAAP net income (loss) attributable to common stockholders may include transaction expenses in connection with capital raising transactions (whether debt, equity or equity-linked) and acquisitions, whether or not consummated, purchase price adjustments and the cumulative effect of a change in accounting principles. Total Medicare Advantage approved members increased by 3% year-over-year Positive net revenue adjustment of $3.5MM recorded during the quarter Medicare telephonic conversions increased by over 30% year-over-year Q3 2022 results reflect the improvements we have made to our sales and marketing operations over the past year. Increased telephonic conversion rate as well as the impact of our cost transformation initiatives drove improved adjusted EBITDA year-over-year. Net loss narrowed to ($39.1)MM and adjusted EBITDA(1) was ($33.1)MM in Q3 ‘22, compared to net loss of ($53.0)MM and adjusted EBITDA of ($55.2)MM in Q3 ‘21 Reduced Medicare per member acquisition spend by 35% year- over-year; on track to achieve more than $90MM in total cost savings in ‘22 compared to ‘21

The image part with relationship ID rId17 was not found in the file. eHealth MA Membership 3 Q3 2022 estimated ending (paying) MA membership increased by 4% year-over-year. (1) Approved MA members consist of the number of individuals on submitted applications that were approved by the relevant insurance carrier for the identified product during the period presented. Approved members may not pay for their plan and become paying members. (2) New Paying MA Members consist of approved members from the period presented and any periods prior to the period presented from whom we have received an initial commission payment during the period presented. (3) Estimated Ending (Paying) MA Membership is the number of active members we estimate as of the end of the period. Membership is estimated using the methodology described in our periodic filings with the Securities and Exchange Commission. - 100,000 200,000 300,000 400,000 500,000 600,000 700,000 - 50,000 100,000 150,000 200,000 250,000 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Es tim at ed M em be rs hi p Ap pr ov ed \N ew P ay in g M em be rs Approved MA Members (1) New Paying MA Members (2) Estimated Ending (Paying) MA Membership (3)

The image part with relationship ID rId17 was not found in the file. $ 63.9 $ 53.4 Q3-21 Q3-22 Total Revenue ($MM) (16%) Q3 2022 Total Revenue 4 Total revenue declined 16% on a year-over-year basis due primarily to lower positive tail revenue within our IFP/SMB business line. Q3 2022 results benefited from positive tail revenue recognized in the quarter. Total positive tail revenue in Q3 was $3.5 million including $1.7 million from our book of Medicare enrollments. Q3 2022 Medicare non-commission revenue of $3.8 million was flat year-over-year and is comprised predominantly of carrier advertising revenue. Total Revenue

The image part with relationship ID rId17 was not found in the file. Q3 2022 Net Loss and Adj. EBITDA(1) 5 (1) Adjusted EBITDA is calculated by excluding the paid-in-kind dividends and change in preferred stock redemption value (together “impacts from preferred stock”), income tax expense (benefit), depreciation and amortization, stock-based compensation expense, impairment charges, restructuring charges, amortization of intangible assets, other income (expenses), net, and other non-recurring charges from GAAP net income (loss) attributable to common stockholders. Other non-recurring charges to GAAP net income (loss) attributable to common stockholders may include transaction expenses in connection with capital raising transactions (whether debt, equity or equity-linked) and acquisitions, whether or not consummated, purchase price adjustments and the cumulative effect of a change in accounting principles. Net Loss Adjusted EBITDA ($53.0) ($39.1) Q3-21 Q3-22 Net Loss ($MM) ($55.2) ($33.1) Q3-21 Q3-22 Adjusted EBITDA ($MM) 26% 40%

The image part with relationship ID rId17 was not found in the file. 7,977 9,154 Q3-21 Q3-22 Major Medicare Online Unassisted Submissions 15% Q3 2022 Major Medicare(1) Online Assisted and Unassisted Applications 6 (1) Major Medicare plans include Medicare Advantage and Medicare Supplement plans Major Medicare Online Assisted and Unassisted SubmissionsOnline business continues to generate enrollment growth despite the reduction in variable marketing expense across our lead generation channels. 20.1% of major Medicare submissions were online unassisted in Q3 2022 compared to 17.1% in Q3 2021. 12,918 16,804 Q3-21 Q3-22 Major Medicare Online Assisted Submissions 30%

The image part with relationship ID rId17 was not found in the file. Q3 2022 Medicare Segment Revenue and Loss 7 Medicare Segment Revenue Medicare Segment Loss (1) (1) Segment loss is calculated as total revenue for the applicable segment less direct and indirect allocated marketing and advertising, customer care and enrollment, technology and content and general and administrative operating expenses, excluding stock-based compensation expense, depreciation and amortization expense, amortization of intangible assets, and impairment, restructuring and other charges. Medicare Segment revenue declined slightly due to a reduction in approved members for Medicare Supplement and Medicare Part D products. While Medicare Segment revenue declined 3%, Medicare Segment loss narrowed significantly. $46.4 $45.1 Q3-21 Q3-22 Medicare Segment Revenue ($MM) (3%) ($52.9) ($23.0) Q3-21 Q3-22 Medicare Segment Loss ($MM) 57%

The image part with relationship ID rId17 was not found in the file. IFP/SMB Segment Revenue and Profit declined compared to Q3 2021 due primarily to lower IFP/SMB tail revenue – IFP/SMB tail revenue for Q3 2022 was $1.8MM, compared to $10.0MM of tail revenue in Q3 2021. IFP enrollments were also down year-over- year as marketing spend in the segment decreased compared to Q3 2021. Q3 2022 IFP/SMB Segment Revenue and Profit 8 IFP/SMB Segment Revenue IFP/SMB Segment Profit (1) (1) Segment profit is calculated as total revenue for the applicable segment less direct and indirect allocated marketing and advertising, customer care and enrollment, technology and content and general and administrative operating expenses, excluding stock-based compensation expense, depreciation and amortization expense, amortization of intangible assets, and impairment, restructuring and other charges. $17.5 $8.2 Q3-21 Q3-22 Individual, Family, and Small Business Segment Revenue ($MM) (53%) $12.5 $2.7 Q3-21 Q3-22 Individual, Family, and Small Business Segment Profit ($MM) (78%)

The image part with relationship ID rId17 was not found in the file. Trailing Twelve Months (“TTM”) Medicare Segment Commissions Cash Collections 9 Q3 2022 TTM Medicare Segment commissions cash collections increased by 1% year- over-year. +41% +45% +44% +37% +50% +49% +47% +48% +39% +39% +37% +31% +8% +1% +1% +32% +32% +34% +46% +44% +37% +33% +23% +20% +22% +19% +10% +3% +5% +3% 0% 10% 20% 30% 40% 50% 60% 70% $0 $50 $100 $150 $200 $250 $300 $350 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 TTM Medicare Segment Commissions Cash Collections TTM Medicare Segment Commissions Cash Collections Y/Y % Estimated Medicare Membership Growth Y/Y % ($MM) TTM Medicare Segment Commissions Cash Collections (TTM)

The image part with relationship ID rId17 was not found in the file. Medicare Advantage Plan Member Turnover Trend Since Q1 2020 10 (7) MA Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Approved Members(1) 64,898 60,477 44,999 217,278 106,884 78,569 36,836 177,469 82,431 51,506 37,777 Estimated Beginning (Paying) Membership(2) 404,694 384,513 407,243 421,237 533,282 538,716 562,905 559,235 632,574 586,063 589,553 New Paying Members(3) 86,299 57,232 44,528 136,857 140,997 77,710 38,193 109,927 117,643 49,476 35,934 Estimated Ending (Paying) Membership(4) 384,513 407,243 421,237 533,282 538,716 562,905 559,235 632,574 586,063 589,553 582,203 Medicare Advantage Plan Member Turnover(5) 106,480 34,502 30,534 24,812 135,563 53,521 41,863 36,588 164,154 45,986 43,284 Trailing Twelve Month Member Turnover(6) 168,996 177,783 192,353 196,328 225,411 244,430 255,759 267,535 296,126 288,591 290,012 (1) Approved members consist of the number of individuals on submitted applications that were approved by the relevant insurance carrier for the identified product during the period presented. Approved members may not pay for their plan and become paying members. (2) Estimated Beginning (Paying) Membership is the Estimated Ending (Paying) Membership for the period prior to the period of estimation. Membership is estimated using the methodology described in our periodic filings with the Securities and Exchange Commission. (3) New Paying Members consist of approved members from the period presented and any periods prior to the period presented from whom we have received an initial commission payment during the period presented. (4) Estimated Ending (Paying) Membership is the number of active members we estimate as of the end of the period. Membership is estimated using the methodology described in our periodic filings with the Securities and Exchange Commission. (5) Medicare Advantage Plan Member Turnover for the period is derived as follows: Estimated Beginning Membership plus New Paying Members minus Estimated Ending (Paying) Membership. (6) Trailing Twelve Month Member Turnover is the sum of Medicare Advantage Plan Member Turnover for the prior twelve months. (7) Q1’20 is actual membership instead of reported.

The image part with relationship ID rId17 was not found in the file. 2022 Operational Priorities 11 Through transformative changes, reduce our cost structure while focusing on operational efficiency and excellence; we expect to return to revenue growth in ‘23 on a substantially improved cost and operational foundation. Deploy marketing dollars in a way that will drive better economics. This includes optimizing our marketing channel mix to cut lowest ROI initiatives and focus on channels where we hold strong competitive differentiation. Slow down telephonic enrollment growth in ‘22, while emphasizing agent training and retention initiatives, implement a local market-centric model, and increase the contribution from dedicated carrier arrangements. Continue growing our online business and enhancing our e-commerce platform through a highly disciplined approach to tech investment. Work with carrier partners to find additional ways to create value including joint quality and retention initiatives. Pursue cost-effective diversification initiatives including stronger emphasis on our IFP and Ancillary products. 1 2 3 4 5 6

The image part with relationship ID rId17 was not found in the file. 2022 Guidance 12 2022 Full Year Guidance Range (in millions) Total Revenue $375 – $395 GAAP Net Loss $115 – $92 Adjusted EBITDA(1) ($73) – ($45) Total cash outflow, excluding the impact of our $70 million term loan and associated costs and net securities activities $110 – $90 For the full year ending December 31, 2022, we are reaffirming the following guidance ranges: (1) Adjusted EBITDA is calculated by excluding the paid-in-kind dividends and change in preferred stock redemption value (together “impacts from preferred stock”), income tax expense (benefit), depreciation and amortization, stock-based compensation expense, impairment charges, restructuring charges, amortization of intangible assets, other income (expenses), net, and other non-recurring charges from GAAP net income (loss) attributable to common stockholders. Other non-recurring charges to GAAP net income (loss) attributable to common stockholders may include transaction expenses in connection with capital raising transactions (whether debt, equity or equity-linked) and acquisitions, whether or not consummated, purchase price adjustments and the cumulative effect of a change in accounting principles.

Appendix

The image part with relationship ID rId17 was not found in the file. Net Loss to Adjusted EBITDA Reconciliation 14

The image part with relationship ID rId17 was not found in the file. FY 2022 Guidance Net Loss to Adjusted EBITDA Reconciliation 15